Exhibit 99.1
EMCORE Reports Fiscal 2021 Fourth Quarter and Year End Results
ALHAMBRA, CA, November 30, 2021 (GLOBE NEWSWIRE) – EMCORE Corporation (Nasdaq: EMKR), a leading provider of advanced mixed-signal products that serve the aerospace and defense, communications, and sensing markets, today announced results for the fiscal 2021 fourth quarter (4Q21) and full fiscal year (FY21) ended September 30, 2021. Management will host a conference call to discuss financial and business results tomorrow, Wednesday, December 1, 2021, at 8:00 AM Eastern Time (ET).
For 4Q21, consolidated revenue was $44.0 million, comprised of $11.7 million from the Aerospace and Defense (A&D) segment and $32.2 million from the Broadband segment. Net income was $5.1 million and $6.8 million on a GAAP and non-GAAP basis, respectively. Adjusted EBITDA was $7.8 million.

For FY21, consolidated revenue was $158.4 million, comprised of $50.8 million from the A&D segment and $107.6 million from the Broadband segment. Net income was $25.6 million and $24.0 million on a GAAP and non-GAAP basis, respectively. Adjusted EBITDA was $28.1 million.

Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

“We delivered record-setting financial performance in the fiscal fourth quarter and for the full fiscal year 2021 despite headwinds from semiconductor shortages and supply chain problems. Strong demand from our Broadband customers and solid execution by the Emcore operating team combined to showcase the operating leverage in our business. For FY21, revenue was up 44%, gross margin expanded to 39%, and net income was 16% of revenue,” said Jeff Rittichier, Chief Executive Officer of EMCORE. “While the global pandemic impacted our A&D results in FY21, we made strong progress with the development and integration of new products for the navigation market and in strengthening our sales and marketing team. Now that our A&D customers are returning to more normal working environments, we expect significant growth from this segment in FY22.”
Consolidated Results

	Three Months Ended
	Sep 30, 2021	Jun 30, 2021	+increase/ -decrease
	4Q21	3Q21
Revenue	$44.0M	$42.7M	+$1.3M
Gross Margin	39%	40%	-1%
Operating Expenses	$11.6M	$10.8M	+$0.8M
Operating Margin	13%	15%	-2%
Net Income (1)	$5.1M	$13.6M	-$8.5M
Earnings Per Share Diluted (1)	$0.13	$0.35	-$0.22
Non-GAAP Gross Margin (2)	39%	41%	-2%
Non-GAAP Operating Expenses (2)	$10.5M	$9.6M	+0.9M
Non-GAAP Operating Margin (2)	16%	19%	-3%
Non-GAAP Net Income (2)	$6.8M	$7.9M	-$1.1M
Non-GAAP Earnings Per Share Diluted (2)	$0.17	$0.20	-$0.03
Adjusted EBITDA	$7.8M	$8.9M	-$1.1M
Ending Cash and Cash Equivalents	$71.7M	$68.3M	+$3.4M
(1) 3Q21 includes $7.4M of non-recurring gains related to extinguishment of debt and expiring tax-related liabilities.
(2) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

	Twelve Months Ended
	Sep 30, 2021	Sep 30, 2020	+increase/ -decrease
	FY21	FY20
Revenue	$158.4M	$110.1M	+$48.3M
Gross Margin	39%	32%	+7%
Operating Expenses	$42.5M	$42.6M	-$0.1M
Operating Margin	12%	(6%)	+18%
Net Income (Loss) (1)	$25.6M	($7.0M)	+$32.6M
Earnings (Loss) Per Share Diluted (1)	$0.72	($0.24)	+$0.96
Non-GAAP Gross Margin (2)	39%	33%	+6%
Non-GAAP Operating Expenses (2)	$38.2M	$39.7M	-1.5M
Non-GAAP Operating Margin (2)	15%	(3%)	+18%
Non-GAAP Net Income (Loss) (2)	$24.0M	(3.5M)	+$27.5M
Non-GAAP Earnings (Loss) Per Share Diluted (2)	$0.67	($0.12)	+$0.79
Adjusted EBITDA	$28.1M	$2.1M	+$26.0M
Ending Cash and Cash Equivalents	$71.7M	$30.5M	+$41.2M
Loan Payable	$—	$6.5M	-$6.5M
(1) FY21 includes $7.4M of non-recurring gains related to extinguishment of debt and expiring tax-related liabilities.
(2) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.
Aerospace and Defense Segment

For 4Q21, A&D’s sequential-quarter revenue decrease was due to lower sales of QMEMS and Defense Optoelectronics products, partially offset by higher FOG revenue. The lower A&D gross margin was primarily due to lower QMEMS margins. Research and development (R&D) expense increased primarily due to lower customer-funded R&D and increased project material costs. For FY21, A&D’s revenue decrease was due to lower Navigation revenue (QMEMS and FOG) and lower sales of Defense Optoelectronics products. The lower A&D gross margin was primarily due to the revenue decrease. The reduced R&D expense was primarily attributable to our FOG product line.

Three Months Ended
	Sep 30, 2021	Jun 30, 2021	+increase/ -decrease
	4Q21	3Q21
A&D Segment Revenue (1)	$11.7M	$12.3M	-$0.6M
A&D Segment Gross Margin	17%	31%	-14%
A&D Segment R&D Expense	$4.2M	$3.6M	+$0.6M
A&D Segment Profit (1)	($2.2M)	$0.3M	-$2.5M
Non-GAAP A&D Segment Gross Margin (2)	18%	33%	-15%
Non-GAAP A&D Segment R&D Expense (2)	$4.0M	$3.5M	+$0.5M
Non-GAAP A&D Segment Profit	($2.0M)	$0.6M	-$2.6M
(1) Individual components may not sum to the total of reported consolidated amounts due to rounding.
(2) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Twelve Months Ended
	Sep 30, 2021	Sep 30, 2020	+increase/ -decrease
	FY21	FY20
A&D Segment Revenue (1)	$50.8M	$55.2M	-$4.4M
A&D Segment Gross Margin	27%	30%	-3%
A&D Segment R&D Expense	$14.6M	$17.5M	-$2.9M
A&D Segment Profit (1)	($0.9M)	($0.7M)	-$0.2M
Non-GAAP A&D Segment Gross Margin (2)	28%	31%	-3%
Non-GAAP A&D Segment R&D Expense (2)	$14.1M	$15.6M	-$1.5M
Non-GAAP A&D Segment Profit	$0.1M	$1.6M	-$1.5M
(1) Individual components may not sum to the total of reported consolidated amounts due to rounding.
(2) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Broadband Segment

For 4Q21 and FY21, Broadband’s revenue increase was driven by record sales of Cable TV products, which also drove better gross margins. For 4Q21, the R&D expense decrease when compared to 3Q21 was primarily attributable to our Cable TV product line. For FY21, R&D expense was flat when compared to FY20.

Three Months Ended
	Sep 30, 2021	Jun 30, 2021	+increase/ -decrease
	4Q21	3Q21
Broadband Segment Revenue (1)	$32.2M	$30.3M	+$1.9M
Broadband Segment Gross Margin	47%	44%	+3%
Broadband Segment R&D Expense	$0.7M	$0.9M	-$0.2M
Broadband Segment Profit (1)	$14.4M	$12.5M	+$1.9M
Non-GAAP Broadband Segment Gross Margin (2)	47%	44%	+3%
Non-GAAP Broadband Segment R&D Expense (2)	$0.6M	$0.8M	-$0.2M
Non-GAAP Broadband Segment Profit	$14.6M	$12.6M	+$2.0M
(1) Individual components may not sum to the total of reported consolidated amounts due to rounding.
(2) Please refer to the schedules at the end of this press. release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Twelve Months Ended
	Sep 30, 2021	Sep 30, 2020	+increase/ -decrease
	FY21	FY20
Broadband Segment Revenue (1)	$107.6M	$54.9M	+$52.7M
Broadband Segment Gross Margin	44%	34%	+10%
Broadband Segment R&D Expense	$2.8M	$2.8M	$—M
Broadband Segment Profit (1)	$45.0M	$16.1M	+$28.9M
Non-GAAP Broadband Segment Gross Margin (2)	45%	35%	+10%
Non-GAAP Broadband Segment R&D Expense (2)	$2.5M	$2.5M	$—M
Non-GAAP Broadband Segment Profit	$45.6M	$16.6M	+$29.0M
(1) Individual components may not sum to the total of reported consolidated amounts due to rounding.
(2) Please refer to the schedules at the end of this press. release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Business Outlook

The Company expects revenue for the fiscal 2022 first quarter ending December 31, 2021 to be in the range of $41 million to $43 million.

Conference Call

The Company will discuss its financial results on December 1, 2021 at 8:00 a.m. ET (5:00 a.m. PT). The call will be available, live, to interested parties by dialing 877-614-0009. For international callers, please dial +1 786-460-7199. The conference passcode number is 5156156. The call will be webcast live via the Company's website at http://www.emcore.com. A webcast will be available for replay beginning Wednesday, December 1, 2021 following the conclusion of the call.

About EMCORE

EMCORE Corporation is a leading provider of advanced mixed-signal products that serve the aerospace and defense, communications, and sensing markets. Our best-in-class components and systems support a broad array of applications including navigation and inertial sensing, defense optoelectronics, broadband communications, optical sensing, and specialty chips for telecom and data center. We leverage industry-leading Quartz MEMS, Lithium Niobate, and Indium Phosphide chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its wafer fabrication facility in Alhambra, CA, and Quartz MEMS manufacturing facility in Concord, CA. Our manufacturing facilities maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facility in Concord. For further information about EMCORE, please visit http://www.emcore.com.

Use of Non-GAAP Financial Measures

The Company conforms to U.S. Generally Accepted Accounting Principles (“GAAP”) in the preparation of its financial statements. We disclose supplemental non-GAAP earnings measures for gross profit margin, operating expenses, research and development expenses, operating profit, operating profit margin, net income, and earnings per share, as well as adjusted EBITDA.

Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitates comparisons across reporting periods. The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods. We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance. While we believe in the usefulness of these supplemental non-GAAP measures, there are limitations. Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.

The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: they are unusual and the Company does not expect them to recur in the ordinary course of its business, they do not involve the expenditure of cash, they are unrelated to the ongoing operation of the business in the ordinary course, or their magnitude and timing is largely outside of the Company’s control. For all reporting periods disclosed, the Company has applied consistent rationale, method, and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure.

Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures. Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP. Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results, including our growth expectations in the A&D segment, statements about our plans, strategies, business prospects, changes, and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as projected financial results, the development of new products, enhancements or technologies, sales levels, expense levels, and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance, or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) uncertainties regarding the effects of the COVID-19 pandemic, the length of time it will take for the COVID-19 pandemic to subside, and the impact of measures intended to reduce its spread on our business and operations, which is evolving and beyond our control; (b) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (c) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (d) delays and other difficulties in commercializing new products; (e) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (f) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (g) actions by competitors; (h) risks and uncertainties related to applicable laws and regulations, including the impact of changes to applicable tax laws and tariff regulations; (i) acquisition-related risks, including that (i) the revenues and net operating results obtained from our acquisition of the Systron Donner Inertial ("SDI") business may not meet our expectations, (ii) there could be losses and liabilities arising from the acquisition of SDI that we will not be able to recover from any source, and (iii) we may not realize sufficient scale in our navigation systems product line from the SDI acquisition and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives for this product line; (j) risks related to our ability to obtain capital; (k) risks related to the transition of certain of our manufacturing operations from our Beijing facility to a contract manufacturer’s facility; (l) risks and uncertainties related to manufacturing and production capacity and expansion plans related thereto; (m) risks related to the conversion of order backlog into product revenue; and (n) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions, and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Statement of Operations and Comprehensive Income (Loss)
(in thousands, except for per share data)
(unaudited)

	For the three months ended September 30,		For the fiscal year ended September 30,
	2021	2020	2021	2020
Revenue	$43,954	$33,530	$158,444	$110,128
Cost of revenue	26,897	21,067	96,956	74,546
Gross profit	17,057	12,463	61,488	35,582
Operating expense:
Selling, general, and administrative	6,603	5,669	24,544	24,631
Research and development	4,881	6,236	17,448	20,269
Loss (gain) on sale of assets	76	(55)	515	(2,284)
Total operating expense	11,560	11,850	42,507	42,616
Operating income (loss)	5,497	613	18,981	(7,034)
Other (expense) income:
Gain on extinguishment of debt	—	—	6,561	—
Interest (expense) income, net	(15)	(50)	466	(104)
Foreign exchange (loss) gain	(49)	227	207	198
Total other (expense) income	(64)	177	7,234	94
Income (loss) before income tax expense	5,433	790	26,215	(6,940)
Income tax expense	(358)	(87)	(572)	(60)
Net income (loss)	$5,075	$703	$25,643	$(7,000)
Foreign exchange translation adjustment	(205)	(27)	(231)	(32)
Comprehensive income (loss)	$4,870	$676	$25,412	$(7,032)
Per share data
Net income (loss) per basic share	$0.14	$0.02	$0.75	$(0.24)
Weighted-average number of basic shares outstanding	36,845	29,386	34,020	29,136
Net income (loss) per diluted share	$0.13	$0.02	$0.72	$(0.24)
Weighted-average number of diluted shares outstanding	38,993	29,386	35,789	29,136

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of September 30
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$71,621	$30,390
Restricted cash	61	148
Accounts receivable, net of credit loss of $260 and $227, respectively	31,849	25,324
Contract assets	361	1,566
Inventory	32,309	25,525
Prepaid expenses and other current assets	6,877	5,589
Assets held for sale	1,241	1,568
Total current assets	144,319	90,110
Property, plant, and equipment, net	22,544	21,052
Goodwill	69	69
Operating lease right-of-use assets	13,489	14,566
Other intangible assets, net	167	202
Other non-current assets	225	242
Total assets	$180,813	$126,241
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$16,686	$16,484
Accrued expenses and other current liabilities	9,936	11,577
Operating lease liabilities - current	1,198	992
Total current liabilities	27,820	29,053
PPP liability - non-current	—	6,488
Operating lease liabilities - non-current	12,684	13,735
Asset retirement obligations	2,049	2,022
Other long-term liabilities	794	794
Total liabilities	43,347	52,092
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value, 50,000 shares authorized; 43,890 shares issued and 36,984 shares outstanding as of September 30, 2021; 36,461 shares issued and 29,551 shares outstanding as of September 30, 2020	782,266	744,361
Treasury stock at cost; 6,906 shares as of September 30, 2021 and 6,910 shares as of September 30, 2020	(47,721)	(47,721)
Accumulated other comprehensive income	687	918
Accumulated deficit	(597,766)	(623,409)
Total shareholders’ equity	137,466	74,149
Total liabilities and shareholders’ equity	$180,813	$126,241

EMCORE CORPORATION
Reconciliations of GAAP to Non-GAAP Financial Measures

	Three Months Ended		Twelve Months Ended
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2021	Sep 30, 2020
	4Q21	3Q21	FY21	FY20
Gross Profit	$17,057	$17,225	$61,488	$35,582
Gross Margin	39%	40%	39%	32%

Adjustments:
Stock-based compensation expense	204	220	767	692
Asset retirement obligation accretion	9	11	48	32
Amortization of acquired intangibles	9	9	36	36
Total adjustments	222	240	851	760

Non-GAAP Gross Profit	$17,279	$17,465	$62,339	$36,342
Non-GAAP Gross Margin	39%	41%	39%	33%

	Three Months Ended		Twelve Months Ended
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2021	Sep 30, 2020
	4Q21	3Q21	FY21	FY20
Operating Expenses	$11,560	$10,831	$42,507	$42,616
Stock-based compensation expense	(966)	(956)	(3,413)	(2,824)
Acquisition related expenses	—	—	—	(45)
Severance and restructuring charges	—	—	(55)	(407)
CATV transition - severance charge	—	—	—	(224)
CATV transition - (loss) gain on sale of assets	(76)	(250)	(133)	1,950
(Loss) gain on sale of assets	—	—	(382)	334
Litigation-related expenses	(58)	(70)	(297)	(1,705)
Non-GAAP Operating Expenses	$10,460	$9,555	$38,227	$39,695

	Three Months Ended		Twelve Months Ended
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2021	Sep 30, 2020
	4Q21	3Q21	FY21	FY20
Operating Profit	$5,497	$6,394	$18,981	$(7,034)
Operating Margin	13%	15%	12%	(6%)

Adjustments:
Stock-based compensation expense	1,170	1,176	4,180	3,516
Asset retirement obligation accretion	9	11	48	32
Acquisition related expenses	—	—	—	45
Amortization of acquired intangibles	9	9	36	36
Severance and restructuring charges	—	—	55	407
CATV transition - severance charge	—	—	—	224
CATV transition - loss (gain) on sale of assets	76	250	133	(1,950)
Loss (gain) on sale of assets	—	—	382	(334)
Litigation-related expenses	58	70	297	1,705
Total adjustments	1,322	1,516	5,131	3,681

Non-GAAP Operating Profit	6,819	7,910	24,112	(3,353)
Non-GAAP Operating Margin	16%	19%	15%	(3%)

Depreciation expense	990	1,016	3,978	5,416
Adjusted EBITDA	$7,809	$8,926	$28,090	$2,063
Adjusted EBITDA %	18%	21%	18%	2%

	Three Months Ended		Twelve Months Ended
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2021	Sep 30, 2020
	4Q21	3Q21	FY21	FY20
Net Income (Loss)	$5,075	$13,615	$25,643	$(7,000)
Earnings (Loss) Per Share Basic	0.14	0.37	0.75	(0.24)
Earnings (Loss) Per Share Diluted	0.13	0.35	0.72	(0.24)

Non-recurring gains, tax effected:
Gain on extinguishment of debt	—	(6,417)	(6,417)	—
Release of uncertain tax reserve and related interest	—	(1,007)	(1,007)	—
Total non-recurring gains, tax effected	—	(7,424)	(7,424)	—

Net Income (Loss), excluding non-recurring gains tax effected	$5,075	$6,191	$18,219	$(7,000)
Earnings (Loss) Per Share Basic, excluding non-recurring gains tax effected	0.14	0.17	0.54	(0.24)
Earnings (Loss) Per Share Diluted, excluding non-recurring gains tax effected	0.13	0.16	0.51	(0.24)

Adjustments:
Stock-based compensation expense	1,170	1,176	4,180	3,516
Asset retirement obligation accretion	9	11	48	32
Acquisition-related expenses	—	—	—	45
Amortization of acquired intangibles	9	9	36	36
Severance and restructuring charges	—	—	55	407
CATV transition - severance charge	—	—	—	224
CATV transition - loss (gain) on sale of assets	76	250	133	(1,950)
Litigation-related expenses	58	70	297	1,705
Loss (gain) on sale of assets	—	—	382	(334)
Foreign exchange loss (gain)	49	(87)	(207)	(198)
Income tax expense	358	265	831	60
Total adjustments	1,729	1,694	5,755	3,543

Non-GAAP Net Income (Loss)	6,804	7,885	23,974	(3,457)
Non-GAAP Earnings (Loss) Per Share Basic	0.18	0.21	0.70	(0.12)
Non-GAAP Earnings (Loss) Per Share Diluted	0.17	0.20	0.67	(0.12)

Interest expense, net	15	25	138	104
Depreciation expense	990	1,016	3,978	5,416
Adjusted EBITDA	$7,809	$8,926	$28,090	$2,063
Adjusted EBITDA %	18%	21%	18%	2%

	Three Months Ended			Three Months Ended
	Sep 30, 2021	Jun 30, 2021		Sep 30, 2021	Jun 30, 2021
	4Q21	3Q21		4Q21	3Q21
Aerospace and Defense			Broadband
Gross Profit	$1,959	$3,872	Gross Profit	$15,098	$13,353
Gross Margin	17%	31%	Gross Margin	47%	44%

Adjustments:			Adjustments:
Stock-based compensation	118	129	Stock-based compensation	86	91
Asset retirement obligation accretion	—	—	Asset retirement obligation accretion	9	11
Amortization of acquired intangibles	9	9	Amortization of acquired intangibles	—	—
Total adjustments	127	138	Total adjustments	95	102

Non-GAAP Gross Profit	$2,086	$4,010	Non-GAAP Gross Profit	$15,193	$13,455
Non-GAAP Gross Margin	18%	33%	Non-GAAP Gross Margin	47%	44%

R&D Expenses	$4,175	$3,598	R&D Expenses	$706	$902
Stock-based compensation	(131)	(139)	Stock-based compensation	(76)	(65)
Non-GAAP R&D Expenses	$4,044	$3,459	Non-GAAP R&D Expenses	$630	$837

	Twelve Months Ended			Twelve Months Ended
	Sep 30, 2021	Sep 30, 2020		Sep 30, 2021	Sep 30, 2020
	FY21	FY20		FY21	FY20
Aerospace and Defense			Broadband
Gross Profit	$13,705	$16,729	Gross Profit	$47,783	$18,853
Gross Margin	27%	30%	Gross Margin	44%	34%

Adjustments:			Adjustments:
Stock-based compensation	458	466	Stock-based compensation	308	226
Asset retirement obligation accretion	—	—	Asset retirement obligation accretion	48	32
Amortization of acquired intangibles	36	36	Amortization of acquired intangibles	—	—
Total adjustments	494	502	Total adjustments	356	258

Non-GAAP Gross Profit	$14,199	$17,231	Non-GAAP Gross Profit	$48,139	$19,111
Non-GAAP Gross Margin	28%	31%	Non-GAAP Gross Margin	45%	35%

R&D Expenses	$14,616	$17,469	R&D Expenses	$2,832	$2,800
Stock-based compensation	(529)	(374)	Stock-based compensation	(295)	(295)
Litigation-related expenses	—	(1,464)	Litigation-related expenses	—	—
Non-GAAP R&D Expenses	$14,087	$15,631	Non-GAAP R&D Expenses	$2,537	$2,505

Contact:
EMCORE Corporation
Tom Minichiello
(626) 293-3400
investor@emcore.com